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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2017 to September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Annual Report

  2  0  1  8

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Dear Shareholders,

Predictions are difficult to make, especially about the future. This notion is often attributed to Yogi Berra about a prior time, but it could not be more applicable today. Views about nearly every matter seem to be evenly split between dichotomous extremes. Whatever else this situation produces, it creates increased uncertainty that, in turn, makes predictions about the future of healthcare investing extremely difficult.

In such times, we rely on fundamental analysis. On one hand, many people claim that drug prices are too high and that the overall cost of U.S. healthcare consumes too significant a portion of the country's gross domestic product (GDP). These notions lead some to advocate for significantly more regulatory or statutory control over the drug industry. A move in this direction would likely be damaging to investment prospects in healthcare.

On the other hand, the fundamentals in healthcare seem compelling to us. The U.S. population is aging. People need more care and spend more on healthcare as they age. We have a remarkably well-trained and innovative culture in this country that has consistently demonstrated its ability to discover, develop and commercialize new novel drugs and medical product that save lives and improve the quality of life for untold numbers of people. We also have a financial system that has paired inventors with investors to the benefit of all. For the healthcare sector, this combination of factors suggests a promising future.

So what is the likely net of these dichotomous perspectives?

As Mr. Berra said, it is difficult to make predictions. However, if I were to make one, it would be that everything will work out. I expect that drugs that make a real difference in addressing untreatable disease will be funded and developed for use by all. I believe drug pricing for such differentiated products, afforded by time-limited intellectual property protection, will allow a fair return in compensation for the risk investors take and peoples' lives will be helped, more and more each year. In parallel, however, I expect that medical products that aren't differentiated or which have exhausted patent protection will be priced at much lower levels. I expect that the former will be driven by the marketplace and the latter with help from the government and, my expectation is, that the net effect of this action should keep the average price of drugs at reasonable levels to the benefit of all.

In aggregate, this analysis makes us optimistic about the prospects of healthcare investing.

As always, we thank you for your consideration of the Tekla Funds. Please call our marketing and investor support services agent, Destra Capital, or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

We are cautiously optimistic about the prospects for the healthcare sector. We continue to see innovation improving or extending the lives of patients and ultimately being the basis for solid sector performance. While we are immersed in scientific and related developments every day, it is useful to occasionally step back and look at the big picture of what innovative new products are doing.

Treatment of cancer is a good example. In the last five years or so, we have seen the advent of so-called "checkpoint inhibitor" therapies, principally KEYTRUDA® (from Merck & Co.) and OPDIVO® (from Bristol-Myers Squibb), dramatically change the way certain solid tumors are treated. These products have changed the treatment paradigm for lung cancer (the most commonly diagnosed form of cancer in the world) and malignant melanoma, among other solid tumor cancers. In order to treat such diseases in the past, many patients were forced to endure chemotherapy regimens that almost killed the patient with the hope of simultaneously "killing" the cancer. The new checkpoint inhibitors, of which there are now seven approved in the U.S., generally exhibit fewer side effects than traditional chemotherapy and are effective in a significant portion of patients. Certainly the existing checkpoint inhibitors aren't perfect—a number of patients are not helped and the ones that are effectively treated can relapse, but overall, this class of drugs has been invaluable. I note that there are a plethora of new companies developing checkpoint and other products that some believe might address the shortfalls of current products. We look forward to seeing these products reach the market.

A similar set of developments is occurring in the treatment of hematologic (i.e., blood) cancers. KYMRIAH® (from Novartis) and YESCARTA® (from Gilead Sciences, Inc.) have transformed the treatment of certain leukemia and lymphoma cancers using CAR-T (chimeric antigen receptor T) cell therapy based drugs. In an analogous way, there are a large number of new companies with impressive technology poised to augment the success of the companies described above.

Similar narratives exist in nearly every area of medicine. Let me highlight just two, Alzheimer's disease and diabetes. The development of effective Alzheimer's treatments has been the bane of the pharmaceutical industry for many years. A large portion of the population develops this insidious disease but there are few if any effective treatments that slow down, let alone, cure it. Toward this end, we are now seeing products in late stage clinical development that have a very decent chance of slowing down progression. I am optimistic that we will see a material impact on Alzheimer's in my lifetime.

With respect to diabetes, a disease affecting nearly 10% of the U.S. population, progress has been a bit better when compared to Alzheimer's. There are a number of approved products to help cope with this problem and more products are being approved each year. The pace of development has increased over time but the number of afflicted individuals continues to grow rapidly. In this area, we see the simultaneous development of multiple approaches to treat diabetes. The magnitude of impact of each incremental drug as well as the aggregate impact of combination therapy appears to be increasing over time.

We have been investing for THQ for some time now and it is a privilege for us to do so on your behalf. Separately, as someone who has spent many years working in the pharmaceutical and biotech industries, what is seen from a multitude of companies every day is amazing.

There is rarely a time when everything in the market looks all good or all bad. This is presently the case as well. While we see encouraging technical promise in the healthcare sector, there are also reasons to be cautious. At the moment, the cautionary signs relate to the political environment in general and drug pricing in particular.

Whatever one might think of the actions of the U.S. government at this time, at a minimum it is a time of heightened uncertainty. In past years, we felt reasonably confident in our ability to predict the regulatory impact of change in our sector. We are less confident now. There has been much outcry about the price of drugs. There have been reports that suggest the current administration will be aggressive in trying to control the growth or even reduce the current magnitude of drug prices. There have also been signs that the government will be more accommodative. We simply do not know what will happen.

Our own view continues to be that while a solid argument can be made that current prices are well justified and don't constitute an unreasonable or significantly increasing percentage of overall healthcare spending, given the impact they have on patients' lives, the reality is that political pressure will lead to a regulatory-induced slowing or possibly an outright reduction of drug pricing for some products.

Having said this, we think the key is to determine which drugs or drug classes will be most and least affected. We conclude that the price of older drugs and those that are not clearly differentiated from their peers will see the most pressure. Those that are novel, patent protected and have a clear positive benefit on patient lifespan and/or quality of life will see a much reduced or even minimal downward pricing pressure. Fortunately, we have always favored investing in differentiated products. We regularly include some form of cost/benefit analyses into our decisions to invest. More importantly, the management of companies we invest in are usually astute enough to make a similar analysis. We don't often see pricing that is inconsistent with the benefit a drug delivers. The bottom line is that while we may well reduce our existing exposure to generic drugs, we don't think that drug pricing pressure will have a tremendous impact on the majority of our investments.

When we take a step away from product by product analysis, we see a number of important developments. In the last year, we have seen a performance profile that differs from what we observed in several recent years. You will recall that over the longer term, the NASDAQ Biotechnology Index®* ("NBI") has performed well in comparison to the S&P 500® Index* ("SPX") and the broad S&P Composite 1500® Health Care Index* ("S15HLTH") as follows:

10 Year Performance Ending September 30, 2018

By contrast, for the year ended September 30, 2018, we have observed a somewhat different profile. As you can see below, the NBI underperformed the S15HLTH and the SPX. Generally, this was the result of outperformance in the medical technology and managed care sectors.

Index	Year ended 9/30/18
S&P 500® Index	17.90%
S&P Composite 1500® Health Care Index	19.95%
NASDAQ Biotechnology Index®	10.34%

The question, of course, is what we should expect for the upcoming period. Our view continues to be that in any given year, one subsector can outperform all others, but that over the long-term, the innovation described above will allow the drug and biotech sectors to do well. Consequently, we favor being overweight these sectors.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla Healthcare Opportunities Fund ("THQ") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THQ. THQ employs a versatile growth and income investment strategy investing across all healthcare sub-sectors and across a company's full capital structure.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub-sectors including biotechnology, healthcare technology, managed care and healthcare REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/18

Market Price[1]	$18.74
NAV[2]	$21.11
Premium/(Discount)	-11.23%
Average 30 Day Volume	125,392
Net Assets	$888,241,706
Managed Assets	$1,113,241,706
Leverage Outstanding	$225,000,000
Total Leverage Ratio[3]	20.21%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	7/31/14
Fiscal Year to Date Distributions per Share	$1.35

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/18

Sector Diversification as of 9/30/18

This data is subject to change on a daily basis.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2018

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	9.3%
UnitedHealth Group Incorporated – Health Care Providers & Services	8.2%
Gilead Sciences, Inc. – Biotechnology	4.9%
Amgen Inc. – Biotechnology	4.7%
Pfizer Inc. – Pharmaceuticals	4.1%
Anthem, Inc. – Health Care Providers & Services	4.0%
Medtronic plc – Health Care Equipment & Supplies	3.9%
AbbVie Inc. – Biotechnology	3.6%
Merck & Co., Inc. – Pharmaceuticals	2.8%
Allergan plc – Pharmaceuticals	2.8%
Thermo Fisher Scientific Inc. – Life Sciences Tools & Services	2.5%
CVS Health Corporation – Health Care Providers & Services	2.2%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	2.2%
Abbott Laboratories – Health Care Equipment & Supplies	2.2%
HCA Healthcare, Inc. – Health Care Providers & Services	2.2%
Biogen Inc. – Biotechnology	2.2%
Celgene Corporation – Biotechnology	2.1%
Eli Lilly and Company – Pharmaceuticals	2.0%
Bristol-Myers Squibb Company – Pharmaceuticals	1.9%
Omega Healthcare Investors, Inc. – Real Estate Investment Trusts	1.9%

Fund Performance

THQ is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THQ have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THQ often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten.

The Fund may invest up to 15 percent of managed assets, measured at the time of investment, in the debt of healthcare companies. It may also invest up to 25 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THQ often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THQ has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 20-35% of net assets.

There is no commonly published index which matches the investment strategy of THQ. With respect to the Fund's equity investments, THQ often holds 20-35% of its managed assets, measured at the time of investment, in biotechnology. By contrast, the S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which THQ typically invests; biotechnology often represents 15-25% of this index. By contrast, the NBI, which contains approximately 190 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented

72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500 Health Care Corporate Bond Index®* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THQ invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* ("FNHEA") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THQ invests.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THQ is a dynamically configured multi-asset class healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THQ and to which THQ can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THQ's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THQ or the restricted security components of THQ. The following data for available funds over the six-month, one-year and since inception periods are provided for comparison.

Fund Performance for the Period Ended September 30, 2018

Period	THQ NAV	THQ MKT	NBI	S15HLTH	SPX	SP5HCBIT	FNHEA
6 month	19.93	18.16	14.62	18.63	11.41	0.55	17.15
1 year	13.32	9.00	10.34	19.95	17.90	-1.21	-1.12
Inception	10.85	6.43	9.56	13.46	12.12	2.84	3.68

Inception date July 29,2014

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of September 30, 2018

Among other investments, Tekla Healthcare Opportunities' performance benefitted in the past year by the following:

Sarepta Therapeutics, Inc. (SRPT) is a commercial company. Sales of their exon-skipping therapy, EXONDYS 51, for Duchenne Muscular Dystrophy (DMD) continue to impress as does the progress of their remaining first-generation exon-skipping portfolio. Sarepta's next-generation exon-skipping assets, carriers of their novel cell-penetrating peptides, are also progressing at or ahead of schedule. Outside of the exon-skipping base franchise, Sarepta leads the charge into gene-therapies for DMD and holds pole position ahead of competitors in terms of clinical progress, gene-therapy technology, and maintaining investor mindshare as the preeminent DMD company.

Humana Inc. (HUM) is a managed care company focused on what we believe is an attractive market segment—Medicare Advantage (MA). Growth in MA continues to outpace other market segments due to the aging population and the migration of seniors from FFS Medicare to Managed Medicare plans. HUM remains well positioned to benefit from several 2019 tailwinds in MA including a HIF tax holiday, a favorable MA rate environment and strong anticipated MA enrollment growth, which CMS projects will grow 11.5% in 2019. As a MA pure-play, HUM also remains an attractive acquisition target.

Neurocrine Biosciences, Inc. (NBIX), a mid-cap biotech company focused on brain and endocrine disease, has appreciated significantly over the past year due to strong sales from INGREZZA, its treatment for Tardive Dyskinesia. The drug has done exceedingly well in the market despite competition from a large competitor (Teva/Auspex). Also, Neurocrine and its partner AbbVie Inc. just recently launched a second product, ORLISSA for the treatment of endometriosis. We expect that both drugs will continue to exceed consensus expectations.

Among other examples, THQ's performance was negatively impacted by the following investments:

Celgene Corporation (CELG) is a large-cap biotechnology company with a focus on oncology and inflammation. While the company has historically been a strong performer it has suffered several setbacks to key pipeline drugs that were expected to drive future sales. This has raised concerns over Celgene's business development strategy and its ability to extend its core oncology franchise. We still believe there is latent value in the company's development pipeline and there has been some good clinical news recently but the stock continues to be a show-me story.

Intuitive Surgical, Inc. (ISRG) manufactures and sells the preeminent, minimally invasive, robotic surgery platform in the world. This year, the company has continued to successfully expand into new operating modalities (e.g. single port) and execute on general surgeries. Competitors are years behind or lack the scale, the installed base, and the versatility of this deeply entrenched, innovative first mover that we believe will continue to expand and drive deeper into the burgeoning robotics minimally invasive surgery space. THQ was underweight this stock during the report period.

Align Technology, Inc. (ALGN) is a large-cap device company that markets the Invisalign system, a product that employs a series of retainer-like appliances to correct tooth misalignment. Align has achieved double-digit topline sales growth for the past several years by supplanting more traditional dental devices (e.g., braces) and by expanding into new markets. Recently, growth has accelerated due to sales in the teen segment and in countries outside the U.S. These markets remain significantly underpenetrated so we expect ALGN will continue to show robust sales growth. Because of ALGN's high valuation we have been underweight the stock.

**The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, S&P 500® Index, S&P 500 Health Care Corporate Bond Index® and FTSE NAREIT Health Care Property Sector Index® referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 1.1% of Net Assets	VALUE
	Biotechnology - 1.0%
751,072	Atreca, Inc. Series C1	$1,749,998
2,538,462	BioClin Therapeutics, Inc. Series A, 6.00% (c)	1,650,000
1,470,588	BioClin Therapeutics, Inc. Series B, 6.00% (c)	1,100,000
1,106,444	Galera Therapeutics, Inc. Series C, 6.00%	2,449,999
2,133,333	GenomeDx Biosciences, Inc. Series C, 6.00%	710,400
1,867,314	GenomeDx Biosciences, Inc. Series D, 8.00%	569,531
366,684	GenomeDx Biosciences, Inc. Series D Prime, 8.00%	335,516
470,606	GenomeDx Biosciences, Inc. Series E, 8.00%	110,075
257,477	GenomeDx Biosciences, Inc. Warrants (expiration 11/1/27, exercise price $0.31)	0
		8,675,519
	Health Care Equipment & Supplies - 0.1%
407,078	IlluminOss Medical, Inc. Series AA, 8.00%	407,078
383,470	IlluminOss Medical, Inc. Junior Preferred, 8.00%	383,470
21,885	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00)	0
10,942	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
21,885	IlluminOss Medical, Inc. Warrants (expiration 2/6/28, exercise price $1.00)	0
32,792	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00)	0
27,356	IlluminOss Medical, Inc. Warrants (expiration 9/6/27, exercise price $1.00)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $11,287,076)	9,466,067

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	PREFERRED STOCK - 1.4% of Net Assets	VALUE
	Real Estate Investment Trust - 1.4%
200,000	Welltower Inc., 6.50% (b)	$12,104,000
	TOTAL PREFERRED STOCK (Cost $11,919,596)	12,104,000
	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.6% of Net Assets
	Pharmaceuticals - 0.6%
13,000	Teva Pharmaceutical Industries Limited, 7.00% due 12/15/18	5,247,580
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $13,000,000)	5,247,580
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 13.4% of Net Assets
	Convertible Notes - 1.2%
	Health Care Equipment & Supplies (Restricted) (a) - 0.1%
$109,424	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	109,424
87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	87,539
43,770	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	43,770
87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	87,539
131,169	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	131,169
		459,441
	Pharmaceuticals - 1.1%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	9,740,289
7,000,000	Egalet Corporation, 5.50% due 4/1/20 (a)	700,000
		10,440,289
	TOTAL CONVERTIBLE NOTES	10,899,730

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

PRINCIPAL AMOUNT	Non-Convertible Notes - 12.2%	VALUE
	Biotechnology - 2.2%
$10,000,000	Amgen Inc., 3.63% due 5/15/22	$10,052,018
10,000,000	Gilead Sciences, Inc., 2.95% due 3/01/27 (c)	9,284,324
		19,336,342
	Health Care Equipment & Supplies - 1.2%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	4,958,422
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,604,329
		10,562,751
	Health Care Providers & Services - 7.4%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	12,661,267
10,500,000	Anthem, Inc., 3.50% due 8/15/24	10,287,291
7,500,000	Encompass Health Corporation, 5.75% due 11/01/24	7,556,250
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,250,952
9,700,000	HCA Healthcare, Inc., 6.25% due 2/15/21	10,112,250
5,500,000	Tenet Healthcare Corporation, 4.63% due 7/15/24	5,348,750
10,500,000	UnitedHealth Group Incorporated, 4.38% due 3/15/42	10,663,214
		65,879,974
	Pharmaceuticals - 1.4%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (e)	5,963,081
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	664,950
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,085,225
		12,713,256
	TOTAL NON-CONVERTIBLE NOTES	108,492,323
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $131,682,561)	119,392,053

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 103.4% of Net Assets	VALUE
	Biotechnology - 22.5%
337,692	AbbVie Inc. (c)	$31,938,909
99,290	Alexion Pharmaceuticals, Inc. (b)	13,802,303
151,152	Amgen Inc.	31,332,298
205,771	Amicus Therapeutics, Inc. (b)	2,487,771
54,043	Biogen Inc. (b)	19,093,932
204,109	Celgene Corporation (b)	18,265,714
55,644	Esperion Therapeutics, Inc. (b)	2,468,924
26,921	Galapagos NV (b) (d)	3,026,728
444,692	Gilead Sciences, Inc. (c)	34,334,669
73,552	Incyte Corporation (b)	5,080,972
23,700	Nektar Therapeutics (b) (c)	1,444,752
31,272	Neurocrine Biosciences, Inc. (b)	3,844,892
226,241	Pieris Pharmaceuticals, Inc. (b)	1,266,950
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21, exercise price $3.00) (a) (b)	100,835
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21, exercise price $2.00) (a) (b)	61,756
24,196	Puma Biotechnology, Inc. (b)	1,109,387
12,163	Regeneron Pharmaceuticals, Inc. (b)	4,914,339
19,619	Sage Therapeutics, Inc. (b)	2,771,184
49,453	Sarepta Therapeutics, Inc. (b)	7,987,154
73,797	Vertex Pharmaceuticals Incorporated (b)	14,223,634
		199,557,103
	Health Care Equipment & Supplies - 14.7%
262,630	Abbott Laboratories	19,266,537
3,700	ABIOMED, Inc. (b) (c)	1,664,075
107,668	Baxter International Inc.	8,300,126
43,972	Becton, Dickinson and Company	11,476,692
57,600	Dentsply Sirona, Inc. (c)	2,173,824
65,100	Edwards Lifesciences Corporation (b)	11,333,910
18,725	IDEXX Laboratories, Inc. (b)	4,674,883
51,470	Inovalon Holdings, Inc. (b)	517,273
301,487	Medtronic plc	29,657,276
19,580	NuVasive, Inc. (b)	1,389,788
16,612	STERIS plc	1,900,413
91,729	Stryker Corporation	16,298,409
6,379	Teleflex Incorporated	1,697,388

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
25,069	Varian Medical Systems, Inc. (b)	$2,805,973
121,981	Wright Medical Group N.V. (b) (c)	3,539,889
104,566	Zimmer Biomet Holdings, Inc.	13,747,292
		130,443,748
	Health Care Providers & Services - 22.1%
99,300	Acadia Healthcare Company, Inc. (b)	3,495,360
53,650	Aetna Inc.	10,882,903
71,307	AmerisourceBergen Corporation	6,575,932
93,441	Anthem, Inc.	25,607,506
79,361	Centene Corporation (b)	11,489,886
22,670	Charles River Laboratories International, Inc. (b)	3,050,022
40,461	Cigna Corporation	8,426,003
109,035	Community Health Systems, Inc. (b)	377,261
248,969	CVS Health Corporation	19,598,840
277,760	Diplomat Pharmacy, Inc. (b)	5,391,322
42,250	Express Scripts Holding Company (b)	4,014,172
65,635	HCA Healthcare, Inc.	9,131,141
41,000	Humana Inc. (c)	13,879,320
64,097	McKesson Corporation	8,502,467
164,500	Tenet Healthcare Corporation (b)	4,681,670
232,106	UnitedHealth Group Incorporated (c)	61,749,480
		196,853,285
	Healthcare Services - 0.1%
8,000	Laboratory Corporation of America Holdings (b) (c)	1,389,440
	Life Sciences Tools & Services - 4.9%
40,000	Agilent Technologies, Inc. (c)	2,821,600
41,501	Illumina, Inc. (b)	15,233,357
2,300	Mettler-Toledo International, Inc. (b) (c)	1,400,654
92,493	Thermo Fisher Scientific Inc. (c)	22,575,691
7,100	Waters Corporation (b) (c)	1,382,228
		43,413,530
	Medical Devices and Diagnostics - 5.5%
7,300	Align Technology, Inc. (b) (c)	2,855,906
337,344	Boston Scientific Corporation (b)	12,987,744
121,354	Danaher Corporation	13,186,326
16,091	Hologic, Inc. (b)	659,409
17,206	Intuitive Surgical, Inc. (b) (c)	9,876,244

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
24,461	Masimo Corporation (b)	$3,046,373
25,600	Quest Diagnostics, Inc. (c)	2,762,496
29,558	ResMed Inc.	3,409,220
		48,783,718
	Pharmaceuticals - 26.4%
128,035	Allergan plc	24,388,107
1,000	Assertio Therapeutics, Inc. (b)	5,880
267,639	Bristol-Myers Squibb Company (c)	16,615,029
169,069	Eli Lilly and Company	18,142,794
11,000	IQVIA Holdings, Inc. (b) (c)	1,427,140
596,014	Johnson & Johnson (c)	82,351,255
91,092	Medicines Company (The) (b)	2,724,562
351,923	Merck & Co., Inc.	24,965,418
258,981	Mylan N.V. (b)	9,478,705
50,300	Novo Nordisk A/S (d)	2,371,142
823,626	Pfizer Inc. (c)	36,297,198
230,863	Teva Pharmaceutical Industries Limited (c) (d)	4,972,789
117,857	Zoetis Inc. (c)	10,790,987
		234,531,006
	Real Estate Investment Trusts - 7.1%
159,324	LTC Properties, Inc.	7,027,782
409,455	Medical Properties Trust, Inc.	6,104,974
315,922	New Senior Investment Group Inc.	1,863,940
500,721	Omega Healthcare Investors, Inc.	16,408,627
335,716	Physicians Realty Trust	5,660,172
581,714	Sabra Health Care REIT, Inc.	13,449,228
479,604	Senior Housing Properties Trust	8,421,846
15,000	Ventas Realty, LP/Ventas Capital Corporation	371,550
76,246	Ventas, Inc.	4,146,257
		63,454,376
	Real Estate Management & Development - 0.1%
5,323	The RMR Group Inc., Class A	493,973
	TOTAL COMMON STOCKS AND WARRANTS (Cost $816,977,317)	918,920,179

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

PRINCIPAL AMOUNT		SHORT-TERM INVESTMENT - 2.3% of Net Assets	VALUE
$20,402,000		Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $20,402,000, 0.42%, dated 09/28/18, due 10/1/18 (collateralized by U.S. Treasury Notes 2.125%, due 2/29/24, market value $20,811,905)	$20,402,000
		TOTAL SHORT-TERM INVESTMENT (Cost $20,402,000)	20,402,000
		TOTAL INVESTMENTS - 122.2% (Cost $1,005,268,550)	1,085,531,879
NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT
		CALL OPTION CONTRACTS WRITTEN - (0.1)%
590/	(59,000)	AbbVie Inc. Oct18 98.5 Call	(37,170)
37/	(3,700)	ABIOMED, Inc. Oct18 420 Call	(138,158)
400/	(40,000)	Agilent Technologies, Inc. Oct18 72.5 Call	(17,200)
73/	(7,300)	Align Technology, Inc. Oct18 407.5 Call	(23,360)
1,080/	(108,000)	Bristol-Myers Squibb Company Oct18 63 Call	(19,440)
576/	(57,600)	Dentsply Sirona, Inc. Oct18 42 Call	(4,320)
722/	(72,200)	Gilead Sciences, Inc. Oct18 79.5 Call	(22,382)
410/	(41,000)	Humana Inc. Oct18 350 Call	(62,525)
50/	(5,000)	Intuitive Surgical, Inc. Oct18 590 Call	(15,000)
110/	(11,000)	IQVIA Holdings, Inc. Oct18 135 Call	(6,600)
800/	(80,000)	Johnson & Johnson Oct18 142 Call	(20,000)
80/	(8,000)	Laboratory Corporation of America Holdings Oct18 180 Call	(4,800)
23/	(2,300)	Mettler-Toledo International, Inc. Oct18 630 Call	(5,750)
237/	(23,700)	Nektar Therapeutics Oct18 62.5 Call	(28,440)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT		CALL OPTION CONTRACTS WRITTEN - (continued)	VALUE
256/	(25,600)	Quest Diagnostics, Inc. Oct18 110 Call	$(11,520)
578/	(57,800)	Teva Pharmaceutical Industries Limited Oct18 25.5 Call	(867)
58/	(5,800)	Thermo Fisher Scientific Inc. Oct18 250 Call	(7,424)
520/	(52,000)	UnitedHealth Group Incorporated Oct18 272.5 Call	(28,080)
71/	(7,100)	Waters Corporation Oct18 210 Call	(888)
600/	(60,000)	Wright Medical Group N.V. Nov18 30 Call	(142,500)
610/	(61,000)	Zoetis Inc. Oct18 92.5 Call	(61,610)
		TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $504,221)	(658,034)
		PUT OPTION CONTRACTS WRITTEN - (0.0)%
37/	(3,700)	ABIOMED, Inc. Oct18 350 Put	(3,700)
400/	(40,000)	Agilent Technologies, Inc. Oct18 65 Put	(3,600)
73/	(7,300)	Align Technology, Inc. Oct18 367.5 Put	(17,702)
1,080/	(108,000)	Bristol-Myers Squibb Company Oct18 58 Put	(4,860)
576/	(57,600)	Dentsply Sirona, Inc. Oct18 36 Put	(17,280)
50/	(5,000)	Intuitive Surgical, Inc. Oct18 535 Put	(5,250)
110/	(11,000)	IQVIA Holdings, Inc. Oct18 120 Put	(3,575)
80/	(8,000)	Laboratory Corporation of America Holdings Oct18 165 Put	(3,400)
23/	(2,300)	Mettler-Toledo International, Inc. Oct18 590 Put	(8,165)
237/	(23,700)	Nektar Therapeutics Oct18 55 Put	(7,110)
2,600/	(260,000)	Pfizer Inc. Oct.18 42.5 Put	(52,000)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT		PUT OPTION CONTRACTS WRITTEN - (continued)	VALUE
58/	(5,800)	Thermo Fisher Scientific Inc. Oct18 230 Put	$(2,900)
71/	(7,100)	Waters Corporation Oct18 185 Put	(4,438)
		TOTAL PUT OPTION CONTRACTS WRITTEN (Premiums received $297,460)	(133,980)
		TOTAL OPTION CONTRACTS WRITTEN (Premiums received $801,681)	(792,014)
		TOTAL INVESTMENTS LESS OPTION CONTRACTS WRITTEN - 122.1% (Cost $1,004,466,869)	1,084,739,865
		OTHER LIABILITIES IN EXCESS OF ASSETS - (22.1)%	(196,498,159)
		NET ASSETS - 100%	$888,241,706

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  A portion of security is pledged as collateral for call options written.

(d)  American Depository Receipt

(e)  Foreign security.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS:
Investments, at value (cost $1,005,268,550)	$1,085,531,879
Cash	51
Cash at broker	25,538,350
Dividends and interest receivable	2,002,339
Receivable for investments sold	2,304,113
Prepaid expenses	98,665
Total assets	1,115,475,397
LIABILITIES:
Accrued advisory fee	909,712
Accrued investor support service fees	45,486
Accrued shareholder reporting fees	45,494
Accrued trustee fees	44,257
Loan payable	225,000,000
Options written, at value (premium received $801,681)	792,014
Income distribution payable	176,862
Interest payable	40,035
Accrued other	179,831
Total liabilities	227,233,691
Commitments and Contingencies (see Note 1)
NET ASSETS	$888,241,706
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 42,073,075 shares issued and outstanding	$804,669,828
Total distributable earnings (loss)	83,571,878
Total net assets (equivalent to $21.11 per share based on 42,073,075 shares outstanding)	$888,241,706

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME:
Dividend income (net of foreign tax of $46,252)	$18,472,982
Interest and other income	5,640,457
Total investment income	24,113,439
EXPENSES:
Advisory fees	10,587,701
Interest expense	5,959,361
Investor support service fees	529,385
Administration fees	167,350
Trustees' fees and expenses	154,379
Legal fees	153,194
Auditing fees	68,150
Shareholder reporting	147,473
Custodian fees	146,680
Transfer agent fees	28,075
Other (see Note 2)	455,371
Total expenses	18,397,119
Net investment income	5,716,320
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,901,908
Closed or expired option contracts written	2,526,309
Net realized gain	51,428,217
Change in unrealized appreciation (depreciation)
Investments	38,445,239
Option contracts written	274,829
Change in unrealized appreciation (depreciation)	38,720,068
Net realized and unrealized gain (loss)	90,148,285
Net increase in net assets resulting from operations	$95,864,605

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2018	Year ended September 30, 2017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,716,320	$7,089,536
Net realized gain	51,428,217	35,790,008
Change in net unrealized appreciation	38,720,068	57,960,346
Net increase in net assets resulting from operations	95,864,605	100,839,890
DISTRIBUTIONS TO SHAREHOLDERS FROM (See Note 1):
Distributions (net investment income, realized gain (loss), other)	(57,856,225)	—
Net investment income	—	(13,787,893)
Net realized capital gains	—	(44,964,370)
Total distributions	(57,856,225)	(58,752,263)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (1,443,016 and 208,999 shares, respectively) (see Note 1)	(25,422,774)	(3,505,008)
Total capital share transactions	(25,422,774)	(3,505,008)
Net increase in net assets	12,585,606	38,582,619
NET ASSETS:
Beginning of year	875,656,100	837,073,481
End of year (a)	$888,241,706	$875,656,100

(a)  Net assets – End of year includes accumulated net investment gains of $3,048,422 for the year ended September 30, 2017. The SEC eliminated this disclosure requirement for 2018.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($430,981,462)
Purchases to close option contracts written	(285,426)
Net maturities of short-term investments	32,183,000
Sales of portfolio securities	493,480,187
Proceeds from option contracts written	3,685,800
Interest income received	5,887,715
Dividend income received	18,714,567
Other operating receipts (expenses paid)	(19,433,273)
Net cash provided from operating activities	103,251,108
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(57,844,089)
Fund shares repurchased	(25,422,774)
Cash at broker	(25,538,350)
Net cash used for financing activities	(108,805,213)
NET DECREASE IN CASH	(5,554,105)
CASH AT BEGINNING OF YEAR	5,554,156
CASH AT END OF YEAR	$51
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$95,864,605
Purchases of portfolio securities	(430,981,462)
Purchases to close option contracts written	(285,426)
Net maturities of short-term investments	32,183,000
Sales of portfolio securities	493,480,187
Proceeds from option contracts written	3,685,800
Accretion of discount	922
Net realized gain on investments and options	(51,428,217)
Increase in net unrealized appreciation (depreciation) on investments and options	(38,720,068)
Decrease in dividends and interest receivable	487,921
Increase in accrued expenses	21,482
Decrease in prepaid expenses and interest payable	(1,057,636)
Net cash provided from operating activities	$103,251,108

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	For the years ended September 30,				Period July 31, 2014 to September 30,
	2018	2017	2016	2015	2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$20.12	$19.14	$18.77	$19.33	$19.10	(2)
Net investment income (loss) (3)	0.13	0.16	0.18	0.11	(0.01)
Net realized and unrealized gain	2.15	2.16	1.78	0.68	0.39
Total increase (decrease) from investment operations	2.28	2.32	1.96	0.79	0.38
Distributions to shareholders from:
Income distributions to shareholders	(0.58)	(1.03)	(1.65)	(1.35)	(0.11)
Net realized capital gains	(0.77)	(0.32)	—	—	—
Total distributions	(1.35)	(1.35)	(1.65)	(1.35)	(0.11)
Capital charges with respect to issuance of shares	—	—	—	—	(0.04)
Increase resulting from shares repurchased (3)	0.06	0.01	0.06	—	—
Net asset value per share, end of year	$21.11	$20.12	$19.14	$18.77	$19.33
Per share market value, end of year	$18.74	$18.57	$17.48	$16.30	$18.85
Total investment return at market value	9.00%	14.85%	18.25%	(7.37%)	(5.42	%)*
Total investment return at net asset value	13.32%	13.64%	12.44%	4.02%	2.02	%*
RATIOS
Expenses to average net assets	2.21%	2.03%	1.88%	1.60%	1.28	%**
Expenses, excluding interest expense	1.49%	1.51%	1.50%	1.44%	1.28	%**
Net investment income (loss) to average net assets	0.69%	0.86%	0.96%	0.50%	(0.41	%)**
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$888	$876	$837	$824	$848
Portfolio turnover rate	39.59%	36.22%	48.24%	92.61%	19.61	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2018, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding options written for the year ended September 30, 2018 were 6,830.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$792,014	Net realized gain on closed or expired option contracts written	$2,526,309
			Change in unrealized appreciation (depreciation) on option contracts written	$274,829

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2018 totaled $408,694,299 and $489,996,932, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding common shares in the open market for a one-year period ending July 14, 2019. Prior to this renewal, in March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2018, the Fund repurchased 1,443,016 shares at a total cost of $25,422,774. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.68%.

During the year ended September 30, 2017 the Fund repurchased 208,999 shares at a total cost of $3,505,008. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 7.28%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2018, the Fund reclassified $48,910,342 from accumulated net realized gain on investment and $48,910,342 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2018 were as follows:

Cost of investments for tax purposes	$1,002,684,442
Gross tax unrealized appreciation	$161,017,921
Gross tax unrealized depreciation	($78,962,496)
Net tax unrealized depreciation on investments	$82,055,425
Undistributed long-term capital gains	$1,693,318

The Fund has designated the distributions for its taxable years ended September 30, 2018 and 2017 as follows:

Distributions paid from:	2018	2017
Ordinary income (includes short-term capital gain)	$24,800,136	$13,787,893
Long-term capital gain	$33,056,089	$44,964,370

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at September 30, 2018.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 2, 2019. As of September 30, 2018, the Fund had drawn

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 1, 2019. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2017 to September 30, 2018 were 2.6201% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 4) at September 30, 2018.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2018, these payments amounted to $94,514 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2018 were as follows:

Affiliated Companies	Begining Value as of September 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2018
BioClin Therapeutics, Inc.	$2,383,333	$366,667	$—	$—	$—	$2,750,000	*

* Not an affiliate at September 30, 2018.

	Shares/ Principal Amount as of September 30, 2018	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
BioClin Therapeutics, Inc.	4,009,050	$—	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the levels used as of September 30, 2018 to value the Fund's net assets. For the year ended September 30, 2018.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred And Warrants
Biotechnology			$8,675,519	$8,675,519
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock	$12,104,000		—	12,104,000
Mandatory Convertible Preferred Stock
Pharmaceuticals	5,247,580		—	5,247,580
Convertible Notes
Health Care Equipment & Supplies	—		459,441	459,441
Pharmaceuticals	—	$9,740,289	700,000	10,440,289

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Non-convertible Notes
Biotechnology	$—	$19,336,342	$—	$19,336,342
Health Care Equipment & Supplies	—	10,562,751	—	10,562,751
Health Care Providers & Services	—	65,879,974	—	65,879,974
Pharmaceuticals	—	12,713,256	—	12,713,256
Common Stocks And Warrants
Biotechnology	199,394,512	—	162,591	199,557,103
Health Care Equipment & Supplies	130,443,748	—	—	130,443,748
Health Care Providers & Services	196,853,285	—	—	196,853,285
Healthcare Services	1,389,440	—	—	1,389,440
Life Sciences Tools & Services	43,413,530	—	—	43,413,530
Medical Devices And Diagnostics	48,783,718	—	—	48,783,718
Pharmaceuticals	234,531,006	—	—	234,531,006
Real Estate Investment Trusts	63,454,376	—	—	63,454,376
Real Estate Management & Development	493,973	—	—	493,973
Short-Term Investment	—	20,402,000	—	20,402,000
Total	936,109,168	138,634,612	10,788,099	1,085,531,879
Other Financial Instruments
Liabilities
Options Contracts Written	(792,014)	—	—	(792,014)
Total	$(792,014)	$—	$—	$(792,014)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2017	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net Transfers in (out of) Level 3	Balance as of September 30, 2018
Convertible Preferred and Warrants
Biotechnology	$5,583,332	($2,189,220)	$5,281,407	$0	$0	$8,675,519
Health Care Equipment & Supplies	0	786,793	3,755	0	0	790,548
Convertible Notes
Health Care Equipment & Supplies	65,585	64,845	329,011	0	0	459,441
Pharmaceuticals	0	(2,900,625)	0	0	3,600,625	700,000
Common Stocks and Warrants
Biotechnology	183,650	(21,059)	0	0	0	162,591
Total	$5,832,567	($4,259,266)	$5,614,173	$0	$3,600,625	$10,788,099
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018						($4,259,266)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$162,591	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	5,725,511	Probability-weighted expected return model	Discount rate Price to sales multiple	22.79%-45.35% (35.47%) 3.96x-5.24x (4.64x)
	4,899,997	Market approach, recent transactions	(a)	N/A
$10,788,099

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund's Managed Assets at September 30, 2018.

At September 30, 2018, the Fund had a commitment of $408,959 relating to additional investments in two private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Atreca, Inc.
Series C1 Cvt. Pfd	9/5/18	$1,749,998	$2.33	$1,749,998
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	1,651,151	0.65	1,650,000
Series B Cvt. Pfd	3/3/17	1,100,037	0.75	1,100,000
Galera Therapeutics, Inc.
Series C Cvt. Pfd	08/30/18	2,449,999	2.21	2,449,999
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,206,269	0.33	710,400
Series D Cvt. Pfd	4/4/18	489,911	0.31	569,531
Series D Prime Cvt. Pfd	4/4/18	111,946	0.92	335,516
Series E Cvt. Pfd	7/20/18	110,075	0.23	110,075
Warrants (expiration 11/1/27)	4/4/18	75	0.00	0

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	$284,688	$1.00	$407,078
Junior Preferred	1/21/16	132,722	1.00	383,470
Cvt. Promissory Note	9/5/18	109,424	100.00	109,424
Cvt. Promissory Note	2/6/18	87,539	100.00	87,539
Cvt. Promissory Note	12/20/17	43,807	100.00	43,770
Cvt. Promissory Note	1/11/18	87,553	100.00	87,539
Cvt. Promissory Note	3/28/17	131,259	100.00	131,169
Warrants (expiration 1/11/28)	1/11/18	13	0.00	0
Warrants (expiration 11/20/27)	11/21/17	40	0.00	0
Warrants (expiration 2/6/28)	2/6/18	0	0.00	0
Warrants (expiration 3/31/27)	3/28/17	152	0.00	0
Warrants (expiration 9/6/27)	9/5/18	0	0.00	0
		$11,746,658		$9,925,508

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Opportunities (the "Fund"), including the schedule of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 31, 2014 (commencement of operations) to September 30, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 31, 2014 (commencement of operations) to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2018

We have served as the auditor of one or more Tekla Capital Management investment companies since 2004.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Michael W. Bonney, Born: 8/1958[4]	Trustee since 2014	4

Chief Executive Officer and Chairman of the Board of Trustees, Kaleido Biosciences (since 2017); Partner, Third Rock Ventures (2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012- 2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2002-2012); Director, Magenta Therapeutics (since 2016); Director, Global Blood Therapeutics (since 2016); Director, Revolution Medicine (since 2016); Director, Celgene Corporation (since 2015); Director, Whitehead Institute (since 2015); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, Gulf of Maine Research Institute (since 2015); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014) Trustee, Bates College (since 2002).

Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2014	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2012).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4

Partner, PricewaterhouseCoopers LLP (1989-2013); Director, Principal Global Investors Trust Co. (since 2014); Director, Thayer Academy (since 2009); Director, New England Canada Business Council (since 2017).

Oleg M. Pohotsky, J.D., Born: 3/1947	Trustee since 2014, Chairman since 2014	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, Born: 6/1946	Trustee since 2014	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (2004-2016).
Lucinda H. Stebbins, CPA, Born: 11/1945	Trustee since 2014	4
Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company (2008-2014); Director, Solstice Home Care, Inc. (since 2014).

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INTERESTED TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2014, Trustee since 2014	4

President of the Fund (since 2014),of Tekla Healthcare Investors (HQH) (since 2001), of Tekla Life Sciences Investors (HQL) (since 2001) of Tekla Healthcare World Healthcare Fund (THW) (Since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013); Celladon Corporation (2012-2014); IlluminOss Medical, Inc. (since 2011); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (since 2016); GenomeDX Biosciences Inc. (2016-2018).

1  The Address for each Trustee is: Tekla Healthcare Opportunities Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

4  Mr. Bonney resigned as a Trustee effective November 1, 2018.

OFFICERS

Name, Address[1], Date of Birth, Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2014
President of the Fund, of HQH (since 2001), of HQL (since 2001) of THW (Since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2014

Chief Compliance Officer, Secretary and Treasurer, of the Fund, of HQH (Since 2009), of HQL (Since 2009) of THW (Since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Opportunities Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 14, 2018. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Oleg M. Pohotsky, J.D.	37,610,601	985,881
William S. Reardon	37,657,970	938,512

Oleg M. Pohotsky, J.D. and William S. Reardon were elected to serve until the 2021 Annual Meeting.

Trustees serving until the 2019 Annual Meeting are Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA.

Trustees serving until the 2020 Annual Meeting are Michael W. Bonney* and Thomas M. Kent, CPA.

*  Mr. Bonney resigned as a Trustee effective November 1, 2018.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2018 by the following votes:

For	Against	Abstain
38,123,346	245,591	227,546

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors, at 1-877 855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2018. In February 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 54.12% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2018 to September 30, 2018.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Under Section 854(b)(2) of the Code, the Fund designated $13,053,869 as qualified dividends for the year ended September 30, 2018.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2019.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA, CAIA, Richard Goss, Alan Kwan, M.B.A, Ph.D. and Loretta Tse, Ph.D., are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the

TEKLA HEALTHCARE
OPPORTUNITIES FUND

DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN

(continued)

closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open- market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.

Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Thomas M Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, J.D.
William S. Reardon
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $61,800 for the fiscal year ended September 30, 2018 and $60,000 for the fiscal year ended September 30, 2017.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,750 for the fiscal year ended September 30, 2018 and $5,500 for the fiscal year ended September 30, 2017.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Lucinda H. Stebbins, Thomas M. Kent and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)                  As of December 4, 2018, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, Ph.D, M.B.A., Christian M. Richard, M.S, M.B.A,  Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA®, CAIA, Richard Goss, Alan Kwan, Ph.D, M.B.A. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla World Healthcare Fund (“THW”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, Ph.D., M.B.A. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Christian M. Richard, M.S., M.B.A. is Senior Vice President, Research of the investment adviser. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/ Merlin Nexus. He joined TCM in 2015.

Henry Skinner, Ph.D. is Senior Vice President, Venture of the investment adviser. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Ashton L.Wilson is Senior Vice President of the investment adviser. He was previously an Vice President in equity derivative trading at Goldman Sachs & Co. and was an equity derivative trader at Bank of America Merrill Lynch.  He joined TCM in 2018.

Alan Kwan, Ph.D., M.B.A. is Senior Analyst of  the investment adviser. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

Christopher Abbott is Senior Analyst of the investment adviser.  Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined TCM in 2016.

Robert Benson, CFA®, CAIA is Senior Analyst, Research of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

Richard Goss is Senior Analyst of the investment adviser.  Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Loretta Tse, Ph.D. is Senior Analyst of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

(a)(2)                  The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,141 million	0	0	0	0
Jason C. Akus	3	$2,141 million	0	0	0	0
Christian M. Richard	3	$2,141 million	0	0	0	0
Timothy Gasperoni	3	$2,141 million	0	0	0	0
Henry Skinner	3	$2,141 million	0	0	0	0
Ashton L.Wilson	3	$2,141 million	0	0	0	0
Alan Kwan	3	$2,141 million	0	0	0	0
Christopher Abbott	3	$2,141 million	0	0	0	0
Robert Benson	3	$2,141 million	0	0	0	0
Richard Goss	3	$2,141 million	0	0	0	0
Loretta Tse	3	$2,141 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, HQL and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)                  As of September 30, 2018, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indices and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)                  As of September 30, 2018, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$10,001-$50,000
Jason C. Akus	none
Christian M. Richard	none
Timothy Gasperoni	none
Henry Skinner	none
Ashton L.Wilson	none
Alan Kwan	none
Christopher Abbott	none
Robert Benson	none
Richard Goss	none
Loretta Tse	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2017 - Oct. 31, 2017)	109,456	$18.00	109,456	5,221,930
Month #2 (Nov. 1, 2017 – Nov. 30, 2017)	144,368	$17.13	144,368	4,968,107
Month #3 (Dec. 1, 2017– Dec. 31, 2017)	168,621	$17.60	168,621	4,799,486
Month #4 (Jan. 1, 2018 – Jan. 31, 2018)	—	—	—	4,799,486
Month #5 (Feb. 1, 2018– Feb. 28, 2018)	92,759	$17.29	92,759	4,706,727
Month #6 (Mar. 1, 2018– Mar. 31, 2018)	135,052	$17.09	135,052	4,571,675
Month #7 (Apr. 1, 2018 – Apr. 30, 2018)	60,824	$16.69	60,824	4,510,851
Month #8 (May 1, 2018 – May 31, 2018)	198,992	$16.48	198,992	4,311,859
Month #9 (June 1, 2018 – June 30, 2018)	—	—	—	4,311,859
Month #10 (Jul. 1, 2018 – Jul. 31, 2018)	170,595	$17.68	170,595	4,983,447
Month #11 (Aug. 1, 2018 – Aug. 31, 2018)	98,273	$18.60	98,273	4,855,174
Month #12 (Sep. 1, 2018 – Sep. 30, 2018)	264,076	$18.67	264,076	4,621,098
Total	1,443,016	$17.60	1,443,016

(1)         On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On March 23, 2017, the Trustees approved the renewal of the repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018. On March 22, 2018, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)      Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)      Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/4/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/4/18

* Print the name and title of each signing officer under his or her signature.